SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   F O R M 8-K


                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)     May 23,  2005
                                                         -----------------------


                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)

            California                    0-31080             68-0434802
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  (State or other jurisdiction of       (Commission         (IRS Employer
          incorporation)                File Number)     Identification No.)

1190 Airport Road, Suite 101, Napa, California                 94558
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   (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code         (707) 257-8585
                                                  ------------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

     [_] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item  1.01  Entry Into Material Definitive Agreement

John Nerland Employment Agreement
---------------------------------

Summary of Principal Terms of Nerland Employment Contract

Effective April 15, 2005, the Employment Agreement between John Nerland and The Vintage Bank expired. Mr. Nerland serves as President of the Solano Bank division of The Vintage Bank, a wholly owned subsidiary of North Bay Bancorp (the "Company"). On May 23, 2005, the Board of Directors of North Bay Bancorp approved the renewal of Mr. Nerland's employment for a period of three years and will enter into a new Employment Agreement with Mr. Nerland effective as of June 1, 2005. Unless terminated at the end of the third year, or any subsequent year, the agreement will continue on a year-to-year basis. Mr. Nerland's initial base salary will be $134,000 per year with annual adjustments to be determined by the Board of Directors in its sole discretion. Mr. Nerland will be eligible to receive additional compensation under the terms of an incentive compensation plan adopted by the Board of Directors, participation in the Company's 401(k) Plan, paid time off in accordance with the Company's Employee Handbook, reimbursement of reasonable business expenses, and automobile allowance of $500 per month.

Mr. Nerland's Employment Agreement will provide that if Mr. Nerland's employment is terminated by reason of his death, termination by the Company for cause, or resignation, he will be entitled to be paid his salary then in effect through the effective date of termination. If he is terminated without cause, he will be entitled to six months salary.

The Employment Agreement will also provide that if within one year of the effective date of certain specified corporate changes, including a merger, sale, transfer of the company's assets or an effective change in control of the company, his employment is terminated by the Company, without cause, he will be entitled to be paid an amount equal to his annual salary then in effect plus the average of his incentive compensation of the two most recently completed fiscal years of the Company. If he has completed five or more years of service (measured from April 15, 2002, the date his employment commenced) at the time of termination, he will be entitled to an amount equal to two times his annual salary then in effect plus the average of his incentive compensation for the two most recently completed fiscal years. This amount will be payable over a period of twenty-four (24) months following the effective date of the termination of his employment.

The Employment Agreement will also provide that in the event the compensation payable to Mr. Nerland by reason of a change of control (including without limitation, accelerated vesting of stock options and other compensation payable outside of the agreement) constitute excess parachute payments within the meaning of Section 280G of the Internal Revenue Code and Mr. Nerland will be subject to the excise tax imposed by Section 4999 of the Code, then the aggregate compensation payable to him will increased by an additional amount so that the net amount retained by him, after deduction of any federal, state and local, income tax, any excise tax, and FICA Medicare withholding taxes will equal the total benefits contemplated by the agreement.

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


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers


(c) Appointment of Principal Officers

Appointment of Stephanie L. Rode and Suzette R. Junier as Executive Officers and Summary of Principal Terms of Employment
--------------------------------------------------------------------------------

On May 23, 2005, the Company's Board of Directors designated Stephanie L. Rode, Senior Vice President/Compliance and Risk Manager, and Suzette R. Junier, Senior Vice President/IS Director & Operations Administrator, as executive officers of the Company for purposes of the reporting requirements under Section 16 of the 1934 Securities Exchange Act and Rule 16a-1(f) under the Act. The base salary for each of Ms. Rode and Ms. Junier is $90,000 per year, subject to annual adjustments to be determined by the Board of Directors in its sole discretion. Both officers will be eligible to receive additional compensation under the terms of an incentive compensation plan adopted by the Board of Directors, participation in the Company's 401(k) Plan, paid time off in accordance with the Company's Employee Handbook, and reimbursement of reasonable business expenses.

Ms. Rode, age 44, Senior Vice President/Compliance and Risk Manager, joined the Company in October 2003 as VP/Compliance. She had previously worked for the Company from August 2002 through April 2003 as Manager of Loan Operations. Prior to first joining the Company Ms Rode worked for Napa National Bank as Compliance Officer. Following Wells Fargo Bank's acquisition of Napa National Bank, she served as Manager of the Business Banking Resource Center. From April 2003 to October 2003, Ms. Rode served as office manager for a medical group.

Ms. Junier, age 45, Senior Vice President/IS Director & Operations Administrator, joined the Company in September 1999 as VP/Management Information Services (MIS). As Senior Vice President/IS Director & Operations Administrator, Ms. Junier is responsible for the central operations function and development and maintenance of operational policies and procedures throughout the Company's branch network.

Neither Ms. Rode nor Ms. Junier has any family relations with any other director or executive officer of the Company.


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
                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: May 25,  2005             NORTH BAY BANCORP


                                 /s/  Terry L. Robinson
                                ------------------------------------------------
                                Terry L. Robinson, President and Chief
                                Executive Officer (Principal Executive Officer)




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